AEGIS Value Fund

Class I (Ticker: AVALX)

SUMMARY Prospectus

April 30, 2022

Before you invest, you may want to review the Aegis Value Fund’s (the “Fund”) Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at http://www.aegisfunds.com/documents. You may also obtain this information at no cost by calling 1-800-528-3780 or by sending an email request to marketing@aegisfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2022, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Objective

The Aegis Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.48%
Fee (waiver) and/or recoupment	0.02%
Total Annual Fund Operating Expenses after Fee (waiver) and/or recoupment(1)	1.50%

(1)

Aegis Financial Corporation (the “Advisor”) has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to limit certain fees and/or reimburse certain of the Fund’s expenses until April 30, 2023, in order to limit the Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) of the Fund to 1.50% of the Class I shares’ average daily net assets. Only the Board of Trustees may terminate the expense limitation agreement during its current term. The Advisor may be reimbursed by the Fund for amounts assumed by the Advisor pursuant to the expense limitation agreement, provided that such reimbursement does not cause the “Total Annual Fund Operating Expenses after Fee (waiver) and/or recoupment” to exceed 1.50% and the repayment occurs within three years from the month in which the Advisor’s waiver and/or reimbursement occurred. The expense limitation agreement may be extended by the parties for additional one-year terms. The Fund’s Total Annual Fund Operating Expenses after Fee (waiver) and/or recoupment may be higher than the amount shown above to the extent the Fund incurs expenses excluded from the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and the fee waiver and/or expense limitation remains in effect through its current term. You may be required to pay commissions and/or other forms of compensation to a broker on your purchases and sales of Class I shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$153	$470	$810	$1,770

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in common stocks that the Advisor believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a “deep value” investment strategy. The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment. The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies. The Fund may also invest in the securities of foreign companies. The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Principal Risks of Investing in the Fund

Securities held by the Fund will fluctuate in price. The value of your investment in the Fund will go up and down. This means that you could lose money over short or extended periods of time. Before investing in this Fund, you should carefully consider all risks of investing in the Fund, including investing in: securities in general, “deep value” securities, securities of smaller companies, securities of foreign companies and securities of companies within the same sector. A summary of the principal risks of investing in the Fund is provided below. Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Fund.”

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Equity Investment Risk. To the extent the Fund invests in common stocks and other equity securities, it may be subject to the risks of changing economic, stock market, industry and company conditions. Equity security prices can fluctuate over a wide range in the shorter term or over extended periods of time. In addition, the interests of equity holders are typically subordinated to the interests of creditors and other senior shareholders. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, including global health crises, natural disasters and regional and global conflicts, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

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Risks of Value-Oriented Investment Strategies. The Advisor follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

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Risks of Investing in Small- and Mid-Capitalization Companies. The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks. Historically, these small- and mid-capitalization securities have been more volatile in price than larger company securities, especially in the shorter term. Small- and mid-capitalization companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage. These and other factors may contribute to higher volatility in prices.

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Risks of Investing in Foreign Securities. To the extent the Fund holds foreign securities, whether or not such securities are denominated in U.S. dollars, the Fund will be subject to special risks. These risks will include greater volatility, investments that are more difficult to trade or dispose of than similar U.S. securities, and adverse political or economic developments resulting from sanctions, global or regional conflicts and political, international or military crises. The value of the Fund’s investments in securities of foreign issuers, measured in U.S. dollars, will increase or decrease as a result of changes in currency exchange rates.

●	Risks of Investing in a Managed Fund. The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

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Risks of Investing in a Particular Sector. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such businesses comprised a lesser portion of the Fund’s portfolio.

●	Cash Position Risk. To the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet objective may be limited.

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The Fund is the successor to the investment performance of the Aegis Value Fund, Inc. (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on February 28, 2014. Accordingly, the performance information shown below for periods prior to February 28, 2014 is that of the Predecessor Fund. The Fund has an investment objective and strategies that are substantially similar to the Predecessor Fund, which was also advised by the Advisor.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1-year, 5-years and 10-years compare with those of a broad measure of market performance.

The past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained on the Fund’s website at www.aegisfunds.com or by calling 800-528-3780.

Annual Total Returns for the Year Ended December 31 – Class I*

*	The returns shown within the Bar Chart reflect the actual performance for each year and may differ from the Financial Highlights located within the Fund’s Statutory Prospectus.

During the period shown on the bar chart, the Fund’s best and worst quarters were as follows:

Highest Quarterly Return	47.20%	(2nd Quarter 2020)
Lowest Quarterly Return	-38.70%	(1st Quarter 2020)

Average Annual Total Returns for the Period Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I:
Return Before Taxes	37.67%	14.88%	12.53%
Return After Taxes on Distributions	37.67%	14.04%	11.50%
Return After Taxes on Distributions and Sale of Fund Shares	22.30%	11.70%	10.03%
S&P SmallCap 600 Pure Value Index (index reflects no deduction for fees, expenses, or taxes)	46.50%	7.16%	11.74%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). All Fund performance data assumes reinvestment of dividends and capital gain distributions.

Management

Investment Advisor

Aegis Financial Corporation is the investment advisor to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, is the portfolio manager of the Fund and has served in that capacity since its inception in 1998.

Purchase and Sale of Fund Shares

The minimum initial investment for Class I shares is $10,000 for non-IRAs and $5,000 for IRAs.

The minimum subsequent purchase amount for Class I shares is $250 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to Aegis Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 800-528-3780. Subsequent purchases and redemptions may be made by visiting the Fund’s website at www.aegisfunds.com. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to purchase or redeem shares of the Fund may be placed.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.